Financial Instruments (Assets measured at fair value on a recurring basics) (Details) (Fair Value, Inputs, Level 1 [Member], USD $) In Thousands, unless otherwise specified	Dec. 31, 2014	Dec. 31, 2013
Fair Value, Inputs, Level 1 [Member]
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Deferred compensation plan assets (mutual funds)	$ 2,068	$ 2,183
Total assets at fair value	$ 2,068	$ 2,183